SUPPLEMENT TO THE PROSPECTUS
Supplement dated January 25, 2022, to the Prospectus dated May 28, 2021.

MFS® Municipal High Income Fund

Effective March 1, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":
Portfolio Manager	Since	Title
Megan Poplowski	March 2022	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":
Effective April 30, 2023, Gary Lasman will no longer be a portfolio manager of the fund.
Effective March 1, 2022, the following is added to the table in the section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":
Portfolio Manager	Primary Role	Five Year History
Megan Poplowski	Portfolio Manager	Employed in the investment area of MFS since 2015

1047772                                            1                                                                                                                           MMH-SUP-I-012522